Exhibit 10.16.4(b)
JACK IN THE BOX INC.
TIME-VESTING RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE 2004 STOCK INCENTIVE PLAN
     This Time-Vesting Restricted Stock Unit Award Agreement (the “Agreement”) is made and entered into effective as of «Grant Date» the (“Grant Date”) by and between Jack in the Box Inc., a Delaware corporation (the “Company”), and «Full Name» (the “Awardee”).
RECITALS
     The Compensation Committee (the “Committee”) of the Board of Directors of the Company which administers the Company’s 2004 Stock Incentive Plan, as amended from time to time (the “Plan”), has granted to the Awardee as of the Grant Date this award of Time-Vesting Restricted Stock Units, on the terms and conditions set forth herein.
AGREEMENT
     In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:
     1. TIME-VESTING RESTRICTED STOCK UNIT AWARD. The Committee hereby grants to the Awardee as of the Grant Date, pursuant to the terms of the Plan and this Agreement, an award (the “Award”) of «Number of Units» time-vesting restricted stock units (“RSUs”) representing the right to receive an equal number of shares of Stock upon vesting over a period of years. All of the RSUs are nonvested and forfeitable as of the Grant Date. Upon vesting and settlement, a portion of the shares of Stock that are delivered to the Awardee will be subject to an additional holding period requirement, as described in Section 5.
     2. TIME-BASED VESTING. The RSUs will be subject to vesting over 5 years, as follows, subject to the provisions of this Agreement, and may be rounded in each case to avoid fractional shares:
«Number of Units» RSUs shall vest on «date one year from grant date»
«Number of Units» RSUs shall vest on «date two years from grant date»
«Number of Units» RSUs shall vest on «date three years from grant date»
«Number of Units» RSUs shall vest on «date four years from grant date»
«Number of Units» RSUs shall vest on «date five years from grant date»
     Each such date on which vesting is scheduled to occur shall be referred to as a “Vesting Date.” Vesting shall be contingent on the Awardee’s continued employment with the Company or its Parent Corporation or a Subsidiary Corporation from the Grant Date through the applicable Vesting Date. If any RSUs would otherwise become vested on a day on which the sale of Stock would violate the provisions of the Company’s Insider Trading policy, then such vesting automatically shall be deemed to occur on the next day on which the sale of such Stock would not violate the Insider Trading policy.
     3. TERMINATION OF EMPLOYMENT.
     (a) General. Except as set forth in paragraph (b) below, if the Awardee ceases to be employed by the Company, its Parent Corporation, and Subsidiary Corporations prior to the date that the RSUs vest in full, then the unvested RSUs as of the date of such cessation will be forfeited to the Company immediately and automatically upon such cessation without payment of any consideration for the RSUs, and the Awardee will have no further right, title or interest in or to such RSUs or the underlying shares of Stock.
     (b) Termination due to Death, Disability, or Retirement. If the Awardee ceases to be employed by the Company, its Parent Corporation, and Subsidiary Corporations prior to the date that the RSUs vest in full due to the Awardee’s death, Disability, or Retirement, then all unvested RSUs shall become 100% vested on the date of such cessation. For purposes of this Agreement: (i) “Disability” means a physical or mental condition that results in a total and permanent disability to such extent that the Awardee is eligible for disability benefits under the federal Social Security Act, and (ii) “Retirement” means the Awardee’s termination of employment other than “for cause” (as determined by the Board in its sole discretion) due to retirement at age 55 or older with 10 or more full years of continuous service with the Company, its Parent Corporation, or a Subsidiary Corporation. Accelerated vesting in accordance with the foregoing will only occur if the Awardee’s cessation of employment is also a “separation from service” as defined in Section 409A of the Code.
     4. SETTLEMENT OF RSUs.
          (a) Subject to the provisions of this Agreement, including the six-month delay of payment described in paragraph (b) below, the Company shall deliver to the Awardee (or to a Company-designated brokerage firm) within 30 days following the applicable RSU vesting date, a number of shares of Stock equal to the number of RSUs that became vested on such vesting date (the “Award Shares”), net of any tax withholding.
          (b) If the Awardee is a “specified employee,” as described in Section 409A of the Code and determined by the Company, on the date of the Awardee’s cessation of employment, payment of the RSUs that become vested in accordance with Section 3 due to Awardee’s cessation of employment due to Disability or Retirement will be made within 30 days after the six-month anniversary of the Awardee’s cessation of employment.
     5. HOLDING PERIOD REQUIREMENT. As a condition to receipt of this Award, Awardee hereby agrees to hold and not transfer under any circumstance «percent» (rounded up to the nearest whole share) of the shares of Stock issued pursuant to RSUs that become vested on each Vesting Date (less any portion thereof withheld to satisfy tax withholding) until the Awardee’s termination of employment with the Company, its Parent Corporation, and Subsidiary Corporations.
     6. TAXES AND WITHHOLDING. Any income taxes, FICA, state disability insurance or other similar payroll and withholding taxes arising from the receipt or vesting of the Award are the sole responsibility of the Awardee. The Awardee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required to be withheld in respect of the Award no later than the date of the event creating the tax liability. The Company, to the extent permitted by law, may deduct any such tax obligations from any payment of any kind due to the Awardee. In the event that payment to the Company of such tax obligations is made in shares of Stock, such shares shall be valued at fair market value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.
     7. AWARD AS COMPENSATION. No amount attributable to this Award shall be considered as compensation for the purposes of any other Company sponsored plan.
     8. LEGALITY. The Company is not required to issue any shares of Stock subject to this Award until all applicable requirements of the Securities and Exchange Commission (the “SEC”), the California Department of Corporations or other regulatory agencies having jurisdiction with respect to such issuance, and any exchanges upon which the Stock may be listed, shall have been fully complied with.
          If shares of Stock subject to this Award are being distributed subject to restrictions or if the rules and interpretations of the SEC so require, such shares may be issued only if the Awardee represents and warrants in writing to the Company that the shares are being acquired for investment and not with a view to the distribution thereof, and any certificates issued upon distribution of the shares shall bear appropriate legends setting forth the restrictions on transfer of such shares. Such legends may not be removed until the Company so requests, based on the opinion of the Company’s Counsel that the restrictions are no longer applicable.
     9. ADJUSTMENTS IN STOCK. Subject to the provisions of the Plan, if the outstanding shares of the Company of the class subject to this Award are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like, appropriate adjustments, to be conclusively determined by the Committee, shall be made in the number and/or type of shares or securities subject to this Award consistent with any and all changes stipulated above, and any fractional shares resulting from adjustments will be rounded down to the nearest whole number.
     10. NONTRANSFERABILITY OF AWARD. This Award is not transferable otherwise than by will or the laws of descent and distribution. This Award shall not be otherwise transferred, assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer this Award otherwise than by will or the laws of descent and distribution or to assign, pledge, hypothecate or otherwise dispose of this Award, or upon the levy of any execution, attachment or similar process upon this Award, this Award shall immediately terminate and become null and void.
     11. TERMINATING TRANSACTIONS; EFFECT OF CHANGE IN CONTROL. Upon the dissolution or liquidation of the Company prior to the Award becoming 100% vested this Award shall terminate. Upon the occurrence of a Change in Control (as defined in the Plan, but limited to a Change in Control that is also a “change in control event” as described in Section 409A of the Code), this Award shall be considered 100% vested as of the date of the Change in Control and will be paid on the date of the Change in Control.
     12. NOTICES. All notices and other communications made or given pursuant to this Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to the Awardee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Awardee at the last address the Awardee provided to the Company, or in the case of notices delivered to the Company by the Awardee, addressed to the Committee, care of the Company for the attention of its Secretary at its principal executive office or, in either case, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request the Awardee’s consent to participate in the Plan or accept this Award by electronic means. The Awardee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     13. PLAN CONTROLS. The Award and all terms and conditions set forth in this Agreement are subject in all respects to the terms and conditions of the Plan as may be amended from time to time, (but no amendment shall adversely affect the Awardee’s rights under this Award) and any rules and regulations promulgated by the Committee, which shall be controlling. All constructions, interpretations, rule determinations or other actions taken by the Committee shall be final, binding and conclusive on all interested parties, including the Company and its subsidiaries and all former, present and future employees of the Company or its subsidiaries. Capitalized terms that are not defined herein shall have the definition given to them in the Plan.
     14. RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in this Agreement shall confer upon the Awardee any right to continue in the employment of the Company or any of its subsidiaries or interfere in any way with any right of the Company to terminate the Awardee’s employment at any time.
     15. RIGHTS AS A SHAREHOLDER. Nothing in the Plan or in this Agreement shall confer upon the Awardee any rights as a stockholder with respect to any Award Shares prior to the date of distribution of Award Shares to the Awardee.
     16. LAWS APPLICABLE TO CONSTRUCTION. This Agreement shall be deemed to be a contract under the laws of the State of Delaware and for all purposes shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law.
     17. RECEIPT OF PROSPECTUS. The Awardee hereby acknowledges that he or she has received a copy of the prospectus relating to the Award and the shares covered thereby and the Plan.

     18. GENERAL. The Company shall at all times during the term of this Award reserve and keep available such numbers of shares of Stock as will be sufficient to satisfy the requirements of this Award, shall pay all fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.
     19. ELECTRONIC DELIVERY OF DOCUMENTS. By signing this Agreement, the Awardee (i) consents to the electronic delivery of this Agreement, all information with respect to the Plan and the RSUs, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledges that the Awardee may receive from the Company a paper copy of any documents delivered electronically at no cost to the Awardee by contacting the Company by telephone or in writing; (iii) further acknowledges that the Awardee may revoke the Awardee’s consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledges that the Awardee understands that the Awardee is not required to consent to electronic delivery of documents.
     20. MISCELLANEOUS.
          (a) This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by Awardee and the Company, other than as provided in paragraph (g) below. Anything in this Agreement to the contrary notwithstanding, any modification or amendment of this Agreement by a written agreement signed by, or binding upon, Awardee shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement (including all Awardees hereunder) in respect of the Award granted to the Awardee.
          (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, Awardee shall be valid and binding upon any and all persons or entities (other than the Company) who may, at any time, have or claim any rights under or pursuant to this Agreement (including all Awardees hereunder) in respect of the Award originally granted to Awardee.
          (c) Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and Awardee and his heirs, personal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed as granting Awardee the right to transfer any of his Award except in accordance with this Agreement. If the Award is settled upon the death of the Awardee, the Award shall be considered transferred to the person or persons (the “Heir”) to whom Awardee’s rights under the Award passed by will or by the applicable laws of descent and distribution, as to all shares of Stock granted under this Award. It shall be the responsibility of the Heir to notify the Company of any changes in address.
          (d) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.
          (e) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.
          (f) Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

          (g) This Agreement is intended to comply with Section 409A of the Code and shall be administered in a manner consistent with Section 409A of the Code. Should any provision of this Agreement be found not to comply with the provisions of Section 409A of the Code, it shall be modified and given effect, in the sole discretion of the Committee and without requiring Awardee’s consent (notwithstanding anything herein to the contrary), in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from Section 409A of the Code. The Company has no duty or obligation to minimize the tax consequences to the Awardee of this Award and shall not be liable for any adverse tax consequences to the Awardee arising in connection with this Award.
          (h) This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

     IN WITNESS WHEREOF, the Company has caused this Award to be granted on its behalf and Awardee has hereunto set his hand on the day and year first above written.

	Jack in the Box Inc.	Awardee

By:

	«Name»	Signature

Name

Street Address

City and State

Social Security Number